                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated August 8, 2001, which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-

70428 and 811-3130) of Alliance International Fund, Inc.





ERNST & YOUNG LLP


New York, New York
October 25, 2001




























00250086.AZ5